UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2021

SESEN BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36296	26-2025616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 First Street, Suite 1800 Cambridge, MA		02142
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 444-8550
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SESN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                            Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                 ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2021, the board of directors (the “Board”) of Sesen Bio, Inc. (the “Company”), following the recommendation of the Nominating and Corporate Governance Committee of the Board, elected Peter K Honig, M.D. and Michael A.S. Jewett, M.D. to the Board, effective immediately, to fill vacancies on the Board created as a result of the Board increasing the size of the Board from five (5) members to seven (7) members.

Peter K Honig, M.D. was designated as a Class II member of the Board to serve until the 2022 annual meeting of the stockholders of the Company and thereafter until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. Dr. Honig has been appointed to the Audit Committee of the Board.

Michael Jewett, M.D. was designated as a Class III member of the Board to serve until the 2023 annual meeting of the stockholders of the Company and thereafter until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. Dr. Jewett has been appointed as a member of the Nominating and Corporate Governance Committee of the Board

There are no arrangements or understandings between either Dr. Honig or Dr. Jewett and any other person pursuant to which Dr. Honig or Dr. Jewett was elected as a director. There are no transactions in which either Dr. Honig or Dr. Jewett has an interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended. Dr. Honig and Dr. Jewett will be compensated in the same manner as the Company’s other non-employee directors.

Currently, the Company's non-employee directors are compensated for their services on the Board as follows:

Compensation
Annual Board Cash Retainer	$40,000
Additional Retainer for Non-Executive Chair of the Board	$30,000
Additional Retainers for Committee Chairs
• Audit	$15,000
• Compensation	$10,000
• Nominating and Corporate Governance	$8,000
Additional Retainers for Committee Members
• Audit	$7,500
• Compensation	$5,000
• Nominating and Corporate Governance	$4,000
Annual Equity Award (non-employee directors)	92,500 shares of common stock
Initial Equity Award (non-employee directors)	185,000 shares of common stock

The stock options granted to the Company’s non-employee directors will have an exercise price equal to the fair market value of the Company’s common stock on the date of grant and will expire ten years after the date of grant. The initial stock options granted to Company's non-employee directors will, subject to the director’s continued service on the Board, vest monthly in equal amounts over a three-year period following the grant date. The annual stock options granted to Company's non-employee directors will, subject to the director’s continued service on the Board, vest monthly in equal amounts over a one-year period following the grant date. Each annual cash fee will be payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of each payment will be prorated for any portion of a quarter that a director is not serving on the Board. Each member of the Board will also be entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the Board and any committee on which he or she serves.

Accordingly, each of Dr. Honig and Dr. Jewett received upon their elections to the Board an option to purchase 185,000 shares of the Company’s common stock at an exercise price of $3.86 per share.

In connection with their appointments, each of Dr. Honig and Dr. Jewett will enter into the Company’s standard form of Indemnification Agreement, a copy of which was filed as Exhibit 10.9 to the Annual Report on Form 10-K

(File No. 001-36296) filed with the SEC on March 16, 2020. Pursuant to the terms of this agreement, the Company may be required, among other things, to indemnify Dr. Honig and Dr. Jewett for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by each of them in any action or proceeding arising out of each of their services as one of the Company’s directors.

On July 21, 2021, the Company issued a press release announcing the appointments of Dr. Honig and Dr. Jewett to the Board. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

In the US, the Company believes it remains on track for an FDA decision on its Biologics License Application for Vicineum™1 by the target PDUFA date of August 18, 2021.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, the Company’s beliefs regarding the timing for the U.S. Food and Drug Administration’s decision on the Company’s Biologics License Application for Vicineum for the treatment of BCG-unresponsive NMIBC. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, including the risk that the FDA may not approve the BLA for Vicineum on or before the target PDUFA date, or at all, among other risks and uncertainties. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s most recent annual report on Form 10-K and the Company’s quarterly reports on Form 10-Q, as well as any amendments thereto reflected in subsequent filings with the SEC. The Company undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information, future events or changes in its expectations.

1 For the treatment of BCG-unresponsive non-muscle invasive bladder cancer

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 21, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 21, 2021

Sesen Bio, Inc.

By:	/s/ Thomas R. Cannell, D.V.M.
Thomas R. Cannell, D.V.M.
President and Chief Executive Officer